Exhibit 99.1

Essent Group Ltd. Announces Second Quarter 2025 Results and Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--August 8, 2025--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2025 of $195.3 million or $1.93 per diluted share, compared to $203.6 million or $1.91 per diluted share for the quarter ended June 30, 2024.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.31 per common share. The dividend is payable on September 10, 2025, to shareholders of record on August 29, 2025.

“We are pleased with our second quarter 2025 financial results, which reflect continued strength in credit, elevated portfolio persistency and increased investment income,” said Mark A. Casale, Chairman and Chief Executive Officer. “Essent’s consistent execution and resilient operating model continue to drive high-quality earnings and growth in book value per share. Our capital position remains strong, and we remain committed to deploying capital efficiently to enhance shareholder returns and support long-term value creation.”
Financial Highlights:
•New insurance written for the second quarter of 2025 was $12.5 billion, compared to $9.9 billion in the first quarter of 2025 and $12.5 billion in the second quarter of 2024.

•Insurance in force as of June 30, 2025 was $246.8 billion, compared to $244.7 billion as of March 31, 2025 and $240.7 billion as of June 30, 2024.

•Net investment income for the first half of 2025 was $117.5 million, up 9% from the first half of 2024.

•On August 6, 2025, Moody's Ratings upgraded the insurance financial strength rating of Essent Guaranty, Inc. to A2 from A3 and the senior unsecured debt rating of Essent Group Ltd. to Baa2 from Baa3. At the same time, the rating outlook for these entities was revised to stable.

•As previously disclosed, during the second quarter of 2025, Essent entered into two excess of loss reinsurance agreements with panels of highly rated third-party reinsurers. These agreements cover 20% of all eligible policies written by Essent Guaranty, Inc. in calendar years 2025 and 2026, effective July 1 of each year.

•Also, as previously disclosed, during the second quarter of 2025, Essent Guaranty, Inc. increased the ceding percentage on our affiliate quota share with Essent Reinsurance Ltd. from 35% to 50% retroactive to new insurance written from January 1, 2025.

•Year-to-date through July 31st, Essent has repurchased 6.8 million common shares for $387 million. As of July 31st, $260 million remains under the $500 million repurchase plan authorized by the Board in February 2025.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers or the loss of a significant customer; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs; decline in the volume of low down payment mortgage originations; uncertainty of loss reserve estimates; decrease in the length of time our insurance policies are in force; deteriorating economic conditions; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission on February 19, 2025, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.
About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) offering private mortgage insurance, reinsurance, and title insurance and settlement services to serve the housing finance industry. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.
Media Contact
610.230.0556
media@essentgroup.com

Investor Relations Contact
Philip Stefano
Vice President, Investor Relations
855-809-ESNT
ir@essentgroup.com

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended June 30, 2025

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data
Exhibit D	U.S. Mortgage Insurance Portfolio Historical Quarterly Data
Exhibit E	New Insurance Written - U.S. Mortgage Insurance Portfolio
Exhibit F	Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio
Exhibit G	Other Risk in Force
Exhibit H	U.S. Mortgage Insurance Portfolio Vintage Data
Exhibit I	U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
Exhibit J	U.S. Mortgage Insurance Portfolio Geographic Data
Exhibit K	Rollforward of Defaults and Reserve for Losses and LAE - U.S. Mortgage Insurance Portfolio
Exhibit L	Detail of Reserves by Default Delinquency - U.S. Mortgage Insurance Portfolio
Exhibit M	Investments Available for Sale
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Historical Quarterly Segment Information

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2025	2024	2025	2024
Revenues:
Direct premiums written	$274,872	$272,910	$547,266	$541,841
Ceded premiums	(33,384)	(27,344)	(67,507)	(57,735)
Net premiums written	241,488	245,566	479,759	484,106
Decrease in unearned premiums	7,321	6,325	14,898	13,375
Net premiums earned	248,809	251,891	494,657	497,481
Net investment income	59,289	56,086	117,499	108,171
Realized investment gains (losses), net	(129)	(1,164)	(310)	(2,304)
Income (loss) from other invested assets	4,466	(419)	11,874	(2,334)
Other income	6,708	6,548	12,981	10,285
Total revenues	319,143	312,942	636,701	611,299

Losses and expenses:
Provision (benefit) for losses and LAE	17,055	(334)	48,342	9,579
Other underwriting and operating expenses	62,765	66,202	133,889	133,042
Interest expense	8,148	7,849	16,296	15,711
Total losses and expenses	87,968	73,717	198,527	158,332

Income before income taxes	231,175	239,225	438,174	452,967
Income tax expense	35,836	35,616	67,402	67,639
Net income	$195,339	$203,609	$370,772	$385,328

Earnings per share:
Basic	$1.95	$1.93	$3.65	$3.65
Diluted	1.93	1.91	3.62	3.61

Weighted average shares outstanding:
Basic	100,037	105,657	101,451	105,677
Diluted	101,059	106,778	102,495	106,774

Net income	$195,339	$203,609	$370,772	$385,328

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	16,580	(5,375)	88,318	(27,141)
Total other comprehensive income (loss)	16,580	(5,375)	88,318	(27,141)
Comprehensive income	$211,919	$198,234	$459,090	$358,187

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2025	2024
Assets
Investments
Fixed maturities available for sale, at fair value	$5,383,504	$5,112,697
Short-term investments available for sale, at fair value	583,033	764,024
Total investments available for sale	5,966,537	5,876,721
Other invested assets	359,823	303,900
Total investments	6,326,360	6,180,621
Cash	92,116	131,480
Accrued investment income	45,940	43,732
Accounts receivable	52,340	55,564
Deferred policy acquisition costs	9,237	9,653
Property and equipment	42,434	41,871
Prepaid federal income tax	497,356	489,600
Goodwill and acquired intangible assets, net	78,855	79,556
Other assets	75,923	79,572
Total assets	$7,220,561	$7,111,649

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$364,749	$328,866
Unearned premium reserve	102,382	115,983
Net deferred tax liability	427,202	392,428
Senior notes due 2029, net	494,630	493,959
Other accrued liabilities	158,750	176,755
Total liabilities	1,547,713	1,507,991

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 99,556 shares in 2025 and 105,015 shares in 2024	1,493	1,575
Additional paid-in capital	888,337	1,214,956
Accumulated other comprehensive loss	(215,666)	(303,984)
Retained earnings	4,998,684	4,691,111
Total stockholders' equity	5,672,848	5,603,658

Total liabilities and stockholders' equity	$7,220,561	$7,111,649

Return on average equity (1)	13.2%	13.6%

(1) The 2025 return on average equity is calculated by dividing annualized year-to-date 2025 net income by average equity. The 2024 return on average equity is calculated by dividing full year 2024 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data

	2025		2024
Selected Income Statement Data	June 30	March 31	December 31	September 30	June 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$220,261	$218,125	$211,683	$214,119	$217,513
GSE and other risk share	13,646	15,505	16,180	17,130	17,745
Title insurance	14,902	12,218	16,602	17,687	16,633
Net premiums earned	248,809	245,848	244,465	248,936	251,891
Net investment income	59,289	58,210	56,559	57,340	56,086
Realized investment gains (losses), net	(129)	(181)	(114)	68	(1,164)
Income (loss) from other invested assets	4,466	7,408	6,889	2,820	(419)
Other income (1)	6,708	6,273	7,228	7,414	6,548
Total revenues	319,143	317,558	315,027	316,578	312,942

Losses and expenses:
Provision (benefit) for losses and LAE	17,055	31,287	40,975	30,666	(334)
Other underwriting and operating expenses	62,765	71,124	70,951	66,881	66,202
Interest expense	8,148	8,148	8,151	11,457	7,849
Total losses and expenses	87,968	110,559	120,077	109,004	73,717

Income before income taxes	231,175	206,999	194,950	207,574	239,225
Income tax expense (2)	35,836	31,566	27,050	31,399	35,616
Net income	$195,339	$175,433	$167,900	$176,175	$203,609

Earnings per share:
Basic	$1.95	$1.71	$1.60	$1.67	$1.93
Diluted	1.93	1.69	1.58	1.65	1.91

Weighted average shares outstanding:
Basic	100,037	102,881	104,963	105,266	105,657
Diluted	101,059	103,946	106,104	106,554	106,778

Book value per share	$56.98	$55.22	$53.36	$53.11	$50.58
Return on average equity (annualized)	13.8%	12.5%	11.9%	12.8%	15.4%

Borrowings
Borrowings outstanding	$500,000	$500,000	$500,000	$500,000	$425,000
Undrawn committed capacity	$500,000	$500,000	$500,000	$500,000	$400,000
Weighted average interest rate (end of period)	6.25%	6.25%	6.25%	6.25%	7.07%
Debt-to-capital	8.10%	8.12%	8.19%	8.14%	7.32%

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024 were ($29), ($150), $204, ($1,173), and $732, respectively.

(2) Income tax expense for the quarters ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024 includes $1,112, $1,561, $1,591, $475, and $556, respectively, of discrete tax expense associated with realized and unrealized gains. Income tax expense for the quarter ended March 31, 2025 also includes ($742) of excess tax benefits associated with the vesting of common shares and common share units.

				Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Historical Quarterly Data

	2025		2024
Other Data:	June 30	March 31	December 31	September 30	June 30
($ in thousands)

U.S. Mortgage Insurance Portfolio
New insurance written	$12,544,731	$9,945,336	$12,220,968	$12,513,695	$12,503,125
New risk written	$3,357,820	$2,698,639	$3,297,296	$3,437,465	$3,449,623

Average insurance in force	$245,747,813	$244,005,459	$243,236,830	$242,065,632	$239,538,571
Insurance in force (end of period)	$246,797,619	$244,692,492	$243,645,423	$242,976,043	$240,669,165
Gross risk in force (end of period) (1)	$67,683,239	$67,026,626	$66,613,517	$66,237,992	$65,269,064
Risk in force (end of period)	$56,811,096	$56,565,811	$56,477,150	$55,915,640	$55,521,538
Policies in force	812,182	811,342	813,013	815,507	814,237
Weighted average coverage (2)	27.4%	27.4%	27.3%	27.3%	27.1%
Annual persistency	85.8%	85.7%	85.7%	86.6%	86.7%

Loans in default (count)	17,255	17,759	18,439	15,906	13,954
Percentage of loans in default	2.12%	2.19%	2.27%	1.95%	1.71%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (3)	0.41%	0.41%	0.41%	0.41%	0.41%
Single premium cancellations (4)	—%	—%	—%	—%	—%
Gross average premium rate	0.41%	0.41%	0.41%	0.41%	0.41%
Ceded premiums	(0.05%)	(0.05%)	(0.06%)	(0.06%)	(0.05%)
Net average premium rate	0.36%	0.36%	0.35%	0.35%	0.36%

(1) Gross risk in force includes risk ceded under third-party reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information - U.S. Mortgage Insurance Portfolio
New Insurance Written

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024
($ in thousands)
>=760	$6,274,130	50.0%	$5,451,182	43.6%	$11,016,229	49.0%	$9,047,782	43.4%
740-759	2,008,226	16.0	2,165,026	17.3	3,734,281	16.6	3,575,472	17.2
720-739	1,598,919	12.8	1,819,751	14.6	2,898,918	12.8	3,064,399	14.7
700-719	1,320,817	10.5	1,585,167	12.7	2,485,800	11.1	2,725,597	13.1
680-699	731,994	5.8	870,054	7.0	1,306,651	5.8	1,433,473	6.9
<=679	610,645	4.9	611,945	4.8	1,048,188	4.7	979,946	4.7
Total	$12,544,731	100.0%	$12,503,125	100.0%	$22,490,067	100.0%	$20,826,669	100.0%

Weighted average credit score	753		748		752		748

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024
($ in thousands)
85.00% and below	$1,124,637	9.0%	$854,349	6.8%	$1,863,256	8.3%	$1,414,248	6.8%
85.01% to 90.00%	2,957,886	23.6	2,423,665	19.4	5,236,176	23.3	4,155,796	20.0
90.01% to 95.00%	6,393,500	50.9	6,874,853	55.0	11,669,518	51.9	11,392,508	54.7
95.01% and above	2,068,708	16.5	2,350,258	18.8	3,721,117	16.5	3,864,117	18.5
Total	$12,544,731	100.0%	$12,503,125	100.0%	$22,490,067	100.0%	$20,826,669	100.0%

Weighted average LTV	93%		93%		93%		93%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024
Single premium policies		1.3%		1.3%		1.4%		1.6%
Monthly premium policies		98.7		98.7		98.6		98.4
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024
Purchase		92.6%		97.8%		93.4%		97.6%
Refinance		7.4		2.2		6.6		2.4
		100.0%		100.0%		100.0%		100.0%

						Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio

Portfolio by Credit Score
IIF by FICO score	June 30, 2025		March 31, 2025		June 30, 2024
($ in thousands)
>=760	$101,554,517	41.1%	$100,017,207	40.9%	$97,668,435	40.6%
740-759	43,146,312	17.5	42,848,390	17.5	41,915,598	17.4
720-739	38,115,925	15.4	37,970,066	15.5	37,678,804	15.7
700-719	32,789,773	13.3	32,765,594	13.4	32,331,564	13.4
680-699	19,666,338	8.0	19,667,828	8.0	19,751,956	8.2
<=679	11,524,754	4.7	11,423,407	4.7	11,322,808	4.7
Total	$246,797,619	100.0%	$244,692,492	100.0%	$240,669,165	100.0%

Weighted average credit score	746		746		746

Gross RIF by FICO score	June 30, 2025		March 31, 2025		June 30, 2024
($ in thousands)
>=760	$27,578,860	40.8%	$27,126,072	40.5%	$26,238,140	40.2%
740-759	11,989,491	17.7	11,894,259	17.7	11,525,987	17.7
720-739	10,584,541	15.6	10,535,428	15.7	10,362,021	15.9
700-719	9,136,075	13.5	9,113,238	13.6	8,899,342	13.6
680-699	5,434,287	8.0	5,425,408	8.1	5,382,312	8.2
<=679	2,959,985	4.4	2,932,221	4.4	2,861,262	4.4
Total	$67,683,239	100.0%	$67,026,626	100.0%	$65,269,064	100.0%

Portfolio by LTV
IIF by LTV	June 30, 2025		March 31, 2025		June 30, 2024
($ in thousands)
85.00% and below	$14,309,342	5.8%	$14,375,166	5.9%	$16,927,111	7.0%
85.01% to 90.00%	59,432,276	24.1	59,985,533	24.5	61,774,991	25.7
90.01% to 95.00%	130,210,803	52.7	128,443,227	52.5	123,414,332	51.3
95.01% and above	42,845,198	17.4	41,888,566	17.1	38,552,731	16.0
Total	$246,797,619	100.0%	$244,692,492	100.0%	$240,669,165	100.0%

Weighted average LTV	93%		93%		93%

Gross RIF by LTV	June 30, 2025		March 31, 2025		June 30, 2024
($ in thousands)
85.00% and below	$1,689,437	2.5%	$1,701,075	2.5%	$2,010,864	3.1%
85.01% to 90.00%	14,653,527	21.7	14,799,254	22.1	15,238,201	23.3
90.01% to 95.00%	38,402,295	56.7	37,888,529	56.5	36,405,573	55.8
95.01% and above	12,937,980	19.1	12,637,768	18.9	11,614,426	17.8
Total	$67,683,239	100.0%	$67,026,626	100.0%	$65,269,064	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	June 30, 2025		March 31, 2025		June 30, 2024
($ in thousands)
FRM 30 years and higher	$241,225,436	97.8%	$239,398,817	97.8%	$235,138,420	97.7%
FRM 20-25 years	1,024,884	0.4	1,042,318	0.4	1,322,021	0.5
FRM 15 years	1,465,011	0.6	1,285,597	0.5	1,276,780	0.5
ARM 5 years and higher	3,082,288	1.2	2,965,760	1.3	2,931,944	1.3
Total	$246,797,619	100.0%	$244,692,492	100.0%	$240,669,165	100.0%

					Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2025		2024
($ in thousands)	June 30	March 31	December 31	September 30	June 30
GSE and other risk share (1):
Risk in Force	$2,321,008	$2,220,477	$2,240,284	$2,254,726	$2,304,885
Reserve for losses and LAE	$88	$52	$51	$37	$33

Weighted average credit score	751	751	751	750	750
Weighted average LTV	83%	82%	82%	82%	82%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Vintage Data
June 30, 2025

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2015	$86,862,507	$1,602,905	1.8%	8,846	4.28%	68.9%	50.9%	2.0%	11.8%	47.1%	2.3%	367	4.15%
2016	34,949,319	1,371,056	3.9	8,027	4.03	80.3	65.6	18.3	17.7	40.3	2.0	356	4.44
2017	43,858,322	3,133,022	7.1	19,675	4.31	90.5	82.7	25.7	21.1	36.3	2.9	848	4.31
2018	47,508,525	4,164,462	8.8	24,485	4.82	95.1	77.6	28.7	22.4	31.5	3.8	1,118	4.57
2019	63,569,183	9,278,080	14.6	46,606	4.25	89.8	74.1	26.6	19.3	34.4	3.5	1,512	3.24
2020	107,944,065	31,595,082	29.3	128,859	3.21	75.0	66.6	15.7	10.8	45.2	2.7	2,330	1.81
2021	84,218,250	45,343,252	53.8	155,311	3.11	91.2	69.9	17.8	13.8	40.1	6.3	3,489	2.25
2022	63,061,262	48,421,149	76.8	141,804	5.09	98.3	67.0	11.8	12.5	39.5	18.3	3,486	2.46
2023	47,666,852	38,646,995	81.1	110,926	6.61	98.8	73.3	19.1	11.1	38.3	19.7	2,518	2.27
2024	45,561,332	41,260,566	90.6	110,953	6.71	94.9	72.9	20.1	12.2	42.5	16.8	1,179	1.06
2025 (through June 30)	22,490,067	21,981,050	97.7	56,690	6.73	93.4	68.5	16.8	10.6	48.5	5.6	52	0.09
Total	$647,689,684	$246,797,619	38.1	812,182	5.08	92.3	70.1	17.4	12.6	41.1	5.3	17,255	2.12

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

Essent Group Ltd. and Subsidiaries	Exhibit I
Supplemental Information
U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
June 30, 2025

($ in thousands)
Insurance Linked Notes (1)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	$21,095,901	$5,826,753	$557,911	$139,755	$—	$278,956	$277,158	$1,390	$2,781	$100,347
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	26,864,364	7,566,871	439,407	228,819	—	279,415	273,926	3,027	6,056	196,844
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	26,046,456	7,171,205	237,868	146,841	—	303,761	297,208	3,260	6,531	135,094
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	26,469,770	7,268,636	281,462	235,647	—	281,463	278,466	3,111	6,201	223,394
Radnor Re 2024-1	Jul. 2023 - Jul. 2024	27,346,263	7,567,326	363,366	297,147	—	256,495	256,437	2,949	5,883	219,889
Total		$127,822,754	$35,400,791	$1,880,014	$1,048,209	$—	$1,400,090	$1,383,195	$13,737	$27,452	$875,568

Excess of Loss Reinsurance (2)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
XOL 2019-1	Jan. 2018 - Dec. 2018	$4,124,729	$1,088,405	$118,650	$76,144	$—	$253,643	$242,687	$620	$1,234	$—
XOL 2020-1	Jan. 2019 - Aug. 2019	5,279,113	1,397,295	55,102	29,152	—	215,605	211,235	249	495	—
XOL 2022-1	Oct. 2021 - Dec. 2022	59,046,810	16,186,034	141,992	141,992	—	507,114	489,255	1,593	3,168	137,727
XOL 2023-1	Jan. 2023 - Dec. 2023	34,703,053	9,630,585	36,627	36,627	—	366,270	364,437	434	863	35,219
XOL 2024-1	Jan. 2024 - Dec. 2024	38,318,310	10,531,084	58,005	58,005	—	331,456	331,178	651	1,294	56,081
Total		$141,472,015	$38,833,403	$410,376	$341,920	$—	$1,674,088	$1,638,792	$3,547	$7,054	$229,027

Quota Share Reinsurance (2)
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(4)	$35,510,474	$9,763,057	$7,333,356	$1,988,498	$(375)	$(615)	$2,143	$4,394	$2,716	$5,722	$122,703
Jan. 2022 - Dec. 2022	20%	48,372,212	13,229,819	9,674,442	2,645,964	300	2,519	1,725	3,494	3,578	9,157	196,010
Jan. 2023 - Dec. 2023	17.5%	34,596,163	9,604,286	6,054,329	1,680,750	1,424	2,642	1,236	2,501	4,020	7,895	133,011
Jan. 2024 - Dec. 2024	15%	41,020,470	11,255,561	6,153,071	1,688,334	1,551	2,850	1,264	2,551	4,269	8,334	127,142
Jan. 2025 - Dec. 2025	25%	21,951,004	5,913,873	5,487,751	1,478,468	249	272	686	876	1,517	1,893	97,128
Total		$181,450,323	$49,766,596	$34,702,949	$9,482,014	$3,149	$7,668	$7,054	$13,816	$16,100	$33,001	$675,994

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies.

			Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Geographic Data

IIF by State
	June 30, 2025	March 31, 2025	June 30, 2024
CA	12.3%	12.4%	12.7%
FL	12.0	11.9	11.6
TX	11.3	11.2	10.8
CO	4.0	4.0	4.1
AZ	3.9	3.9	3.8
GA	3.8	3.8	3.6
WA	3.4	3.4	3.4
NC	3.1	3.1	3.0
NY	2.6	2.6	2.5
OH	2.6	2.6	2.6
All Others	41.0	41.1	41.9
Total	100.0%	100.0%	100.0%

Gross RIF by State
	June 30, 2025	March 31, 2025	June 30, 2024
CA	12.3%	12.4%	12.6%
FL	12.2	12.1	11.8
TX	11.5	11.5	11.1
CO	4.0	4.0	4.1
AZ	4.0	3.9	3.8
GA	3.9	3.8	3.7
WA	3.4	3.4	3.4
NC	3.1	3.1	3.0
MI	2.6	2.6	2.5
UT	2.6	2.5	2.4
All Others	40.4	40.7	41.6
Total	100.0%	100.0%	100.0%

					Exhibit K
Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2025		2024
	June 30	March 31	December 31	September 30	June 30
Beginning default inventory	17,759	18,439	15,906	13,954	13,992
Plus: new defaults (A)	8,810	9,664	11,136	9,984	8,119
Less: cures	(9,078)	(10,173)	(8,408)	(7,819)	(7,956)
Less: claims paid	(215)	(153)	(183)	(182)	(183)
Less: rescissions and denials, net	(21)	(18)	(12)	(31)	(18)
Ending default inventory	17,255	17,759	18,439	15,906	13,954

(A) New defaults remaining as of June 30, 2025	6,525	3,309	2,566	1,694	989
Cure rate (1)	26%	66%	77%	83%	88%

Total amount paid for claims (in thousands)	$9,007	$6,330	$7,740	$5,749	$5,566
Average amount paid per claim (in thousands)	$42	$41	$42	$32	$30
Severity	67%	70%	68%	58%	60%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2025		2024
($ in thousands)	June 30	March 31	December 31	September 30	June 30
Reserve for losses and LAE at beginning of period	$338,128	$310,156	$274,926	$246,107	$253,565
Less: Reinsurance recoverables	40,351	36,655	30,867	26,022	26,570
Net reserve for losses and LAE at beginning of period	297,777	273,501	244,059	220,085	226,995
Add provision for losses and LAE occurring in:
Current period	45,119	48,928	50,212	51,649	30,653
Prior years	(29,796)	(18,208)	(12,976)	(21,836)	(31,880)
Incurred losses and LAE during the period	15,323	30,720	37,236	29,813	(1,227)
Deduct payments for losses and LAE occurring in:
Current period	315	51	1,569	637	478
Prior years	8,799	6,393	6,225	5,202	5,205
Loss and LAE payments during the period	9,114	6,444	7,794	5,839	5,683
Net reserve for losses and LAE at end of period	303,986	297,777	273,501	244,059	220,085
Plus: Reinsurance recoverables	41,966	40,351	36,655	30,867	26,022
Reserve for losses and LAE at end of period	$345,952	$338,128	$310,156	$274,926	$246,107

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	June 30, 2025
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	5,634	33%	$29,534	9%	$436,738	7%
Three payments	2,375	14	23,028	7	189,938	12
Four to eleven payments	6,644	38	134,497	42	561,051	24
Twelve or more payments	2,388	14	118,154	37	190,189	62
Pending claims	214	1	14,195	5	15,789	90
Total case reserves	17,255	100%	319,408	100%	$1,393,705	23%
IBNR			23,956
LAE			2,588
Total reserves for losses and LAE			$345,952

Average reserve per default:
Case			$18.5
Total			$20.0

Default Rate	2.12%
3+ Month Default Rate	1.43%

	December 31, 2024
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,691	36%	$32,672	11%	$522,644	6%
Three payments	3,154	17	26,278	9	250,696	10
Four to eleven payments	6,408	35	122,551	43	515,600	24
Twelve or more payments	2,022	11	93,269	33	153,376	61
Pending claims	164	1	11,174	4	12,478	90
Total case reserves	18,439	100%	285,944	100%	$1,454,794	20%
IBNR			21,446
LAE			2,766
Total reserves for losses and LAE			$310,156

Average reserve per default:
Case			$15.5
Total			$16.8

Default Rate	2.27%
3+ Month Default Rate	1.44%

	June 30, 2024
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	4,989	36%	$25,458	11%	$372,669	7%
Three payments	2,035	14	17,938	9	153,207	12
Four to eleven payments	4,887	35	93,489	41	383,685	24
Twelve or more payments	1,908	14	82,529	36	135,616	61
Pending claims	135	1	7,562	3	8,540	89
Total case reserves	13,954	100%	226,976	100%	$1,053,717	22%
IBNR			17,023
LAE			2,108
Total reserves for losses and LAE			$246,107

Average reserve per default:
Case			$16.3
Total			$17.6

Default Rate	1.71%
3+ Month Default Rate	1.10%

				Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	June 30, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$391,461	6.6%	$547,290	9.3%
U.S. agency mortgage-backed securities	1,172,715	19.7	1,125,436	19.2
Municipal debt securities	600,618	10.0	583,501	9.9
Non-U.S. government securities	62,166	1.0	69,798	1.2
Corporate debt securities	1,908,167	32.0	1,783,046	30.3
Residential and commercial mortgage securities	454,381	7.6	478,086	8.1
Asset-backed securities	796,065	13.4	631,959	10.8
Money market funds	580,964	9.7	657,605	11.2
Total investments available for sale	$5,966,537	100.0%	$5,876,721	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	June 30, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$816,766	15.2%	$2,513,014	48.1%
Aa1	1,815,159	33.7	101,809	2.0
Aa2	297,712	5.5	301,080	5.8
Aa3	289,201	5.3	271,069	5.2
A1	559,198	10.4	511,076	9.8
A2	461,980	8.6	411,999	7.9
A3	503,243	9.3	463,616	8.8
Baa1	210,077	3.9	218,454	4.2
Baa2	209,301	3.9	198,193	3.8
Baa3	149,083	2.8	151,729	2.9
Below Baa3	73,853	1.4	77,077	1.5
Total (2)	$5,385,573	100.0%	$5,219,116	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $580,964 and $657,605 of money market funds at June 30, 2025 and December 31, 2024, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	June 30, 2025		December 31, 2024
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,431,564	24.0%	$1,587,022	26.9%
1 to < 2 Years	605,824	10.2	544,630	9.3
2 to < 3 Years	472,256	7.9	473,301	8.1
3 to < 4 Years	526,581	8.8	445,614	7.6
4 to < 5 Years	595,792	10.0	546,414	9.3
5 or more Years	2,334,520	39.1	2,279,740	38.8
Total investments available for sale	$5,966,537	100.0%	$5,876,721	100.0%

Pre-tax investment income yield:
Three months ended	3.85%
Six months ended June 30, 2025	3.81%

Cash and investments available for sale at the holding companies:
($ in thousands)
As of June 30, 2025	$995,032
As of December 31, 2024	$1,052,900

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2025		2024
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
U.S. Mortgage Insurance Subsidiaries (7):
Combined statutory capital (1)	$3,714,146	$3,642,374	$3,594,381	$3,584,580	$3,530,462

Combined net risk in force (2)	$33,986,508	$34,968,089	$35,159,976	$34,893,957	$34,812,227

Risk-to-capital ratios (3):
Essent Guaranty, Inc.	9.2:1	9.6:1	9.8:1	10.0:1	10.2:1
Essent Guaranty of PA, Inc.	N/A	N/A	N/A	0.3:1	0.3:1
Combined (4)	N/A	N/A	N/A	9.7:1	9.9:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,654,460	$3,628,675	$3,612,993	$3,598,725	$3,513,609
Minimum Required Assets	2,075,409	2,107,620	2,029,738	1,903,473	2,052,135
PMIERs excess Available Assets	$1,579,051	$1,521,055	$1,583,255	$1,695,252	$1,461,474
PMIERs sufficiency ratio (6)	176%	172%	178%	189%	171%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,751,720	$1,780,924	$1,773,044	$1,826,901	$1,793,777

Net risk in force (2)	$24,802,145	$23,482,726	$23,250,018	$23,003,846	$22,770,165

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc. when applicable, after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) When applicable, the combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.
(7) Essent Guaranty of PA, Inc. provided reinsurance to Essent Guaranty, Inc. on certain policies originated prior to April 1, 2019. Effective December 31, 2024, Essent Guaranty of PA commuted its outstanding risk in force back to Essent Guaranty and surrendered its insurance license. Combined statutory capital and combined net risk in force as of and subsequent to December 31, 2024 are for Essent Guaranty only.

					Exhibit O
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

The following tables set forth quarterly financial information for our reportable business segment, Mortgage Insurance, our Corporate & Other category and our consolidated results for the five quarters ending June 30, 2025 (unaudited). Our Corporate & Other category is used to reconcile our reportable business segment to consolidated results and includes business activities associated with our title insurance operations, income and losses from holding company treasury operations, and general corporate operating expenses not attributable to our operating segments.

	Mortgage Insurance
	2025		2024
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
Revenues:
Net premiums earned	$233,907	$233,630	$227,863	$231,249	$235,258
Net investment income	48,892	47,630	46,191	46,241	46,708
Realized investment gains (losses), net	(124)	(101)	(120)	73	(1,156)
Income (loss) from other invested assets	3,619	3,209	2,925	3,132	1,633
Other income	3,523	4,501	3,884	3,706	4,662
Total revenues	289,817	288,869	280,743	284,401	287,105

Losses and expenses:
Provision (benefit) for losses and LAE	15,359	30,722	37,254	29,816	(1,225)

Compensation and benefits	16,793	19,890	18,037	17,656	17,756
Premium and other taxes	6,000	5,574	5,968	5,863	5,568
Ceding commission	(6,910)	(6,508)	(6,547)	(6,433)	(5,715)
Other underwriting and operating expenses	11,128	11,637	11,779	10,798	10,787
Net operating expenses before allocations	27,011	30,593	29,237	27,884	28,396
Corporate expense allocations	9,241	13,014	10,657	10,672	10,840
Operating expenses after allocations	36,252	43,607	39,894	38,556	39,236
Income before income tax expense	$238,206	$214,540	$203,595	$216,029	$249,094

Loss Ratio (1)	6.6%	13.1%	16.3%	12.9%	(0.5)%
Expense Ratio (2)	15.5%	18.7%	17.5%	16.7%	16.7%
Combined Ratio	22.1%	31.8%	33.8%	29.6%	16.2%

(1) Loss ratio is calculated by dividing the provision (benefit) for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.

				Exhibit O, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

	Corporate & Other
	2025		2024
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
Revenues:
Net premiums earned	$14,902	$12,218	$16,602	$17,687	$16,633
Net investment income	10,397	10,580	10,368	11,099	9,378
Realized investment gains (losses), net	(5)	(80)	6	(5)	(8)
Income (loss) from other invested assets	847	4,199	3,964	(312)	(2,052)
Other income	3,185	1,772	3,344	3,708	1,886
Total revenues	29,326	28,689	34,284	32,177	25,837

Losses and expenses:
Provision for losses and LAE	1,696	565	3,721	850	891

Compensation and benefits	13,926	19,802	16,490	16,136	15,608
Premium and other taxes	495	1,329	569	432	370
Other underwriting and operating expenses	21,333	19,400	24,655	22,429	21,828
Net operating expenses before allocations	35,754	40,531	41,714	38,997	37,806
Corporate expense allocations	(9,241)	(13,014)	(10,657)	(10,672)	(10,840)
Operating expenses after allocations	26,513	27,517	31,057	28,325	26,966
Interest expense	8,148	8,148	8,151	11,457	7,849
Loss before income tax expense	$(7,031)	$(7,541)	$(8,645)	$(8,455)	$(9,869)

	Consolidated
	2025		2024
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
Revenues:
Net premiums earned	$248,809	$245,848	$244,465	$248,936	$251,891
Net investment income	59,289	58,210	56,559	57,340	56,086
Realized investment gains (losses), net	(129)	(181)	(114)	68	(1,164)
Income (loss) from other invested assets	4,466	7,408	6,889	2,820	(419)
Other income	6,708	6,273	7,228	7,414	6,548
Total revenues	319,143	317,558	315,027	316,578	312,942

Losses and expenses:
Provision (benefit) for losses and LAE	17,055	31,287	40,975	30,666	(334)

Compensation and benefits	30,719	39,692	34,527	33,792	33,364
Premium and other taxes	6,495	6,903	6,537	6,295	5,938
Ceding commission	(6,910)	(6,508)	(6,547)	(6,433)	(5,715)
Other underwriting and operating expenses	32,461	31,037	36,434	33,227	32,615
Total other underwriting and operating expenses	62,765	71,124	70,951	66,881	66,202
Interest expense	8,148	8,148	8,151	11,457	7,849
Income before income tax expense	$231,175	$206,999	$194,950	$207,574	$239,225